Exhibit 10.7

BEHRINGER HARVARD TERRACE LP, as trustor
(Borrower)

to

BARNET B. SKELTON, JR., as trustee
(Trustee)

for the benefit of

LEHMAN BROTHERS BANK, FSB, as beneficiary
(Lender)

DEED OF TRUST AND
SECURITY AGREEMENT

Dated:	June 21, 2006
Location:	2600, 2700, 2801 and 2901 Via Fortuna Drive,
Austin, Texas
County:	Travis

UPON RECORDATION RETURN TO:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Attention:	Patrick Myers

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

THIS DEED OF TRUST AND SECURITY AGREEMENT (this “Security Instrument”), by BEHRINGER HARVARD TERRACE LP, a Delaware limited partnership, having its principal place of business at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, as trustor (“Borrower”) to BARNET B. SKELTON, JR., an individual, having an address at 1111 Bagby, 47th Floor, Houston, Texas 77002, as trustee (“Trustee”) for the benefit of LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, having an address at 1000 West Street, Suite 200, Wilmington, Delaware 19801, as beneficiary (“Lender”).

Borrower and Lender have entered into a Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the “Loan Agreement”) pursuant to which Lender is making a secured loan to Borrower in the maximum principal amount of ONE HUNDRED THIRTY ONE MILLION AND NO/DOLLARS ($131,000,000.00) (the “Loan”). Capitalized terms used herein without definition are used as defined in the Loan Agreement. The Loan is evidenced by a Note dated the date hereof made by Borrower to Lender in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Note”).

Borrower is the owner of fee simple title to certain parcels of real property (the “Premises”) located in the County of Travis, State of Texas and more particularly described in Exhibit A attached hereto, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (collectively, the “Improvements”).

To secure the payment of the Note and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Security Instrument, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the “Loan Documents”), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Borrower for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the “Bankruptcy Code”), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the “Debt”), Borrower, has granted, bargained, transferred, assigned, set-over and conveyed and by these presents does grant, bargain, transfer, assign, set over and convey unto Trustee, and unto his or its successors in the trust hereby created and his or its assigns, forever, the Premises and the Improvements.

TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the “Property”):

(a)  all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements; and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements; and every part and parcel thereof, with the appurtenances thereto;

(b)  all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other property of every kind and nature, tangible or intangible, owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the “Equipment”), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment that may be subject to any “security interest” as defined in the Uniform Commercial Code, as in effect in the State where the Property is located (the “UCC”), superior in lien to the lien of this Security Instrument;

(c)  all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises or the Improvements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises or Improvements;

(d)  all leases and other agreements or arrangements heretofore or hereafter entered into providing for the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises or the Improvements, including any extensions, renewals, modifications or amendments thereof (hereinafter collectively referred to as the “Leases”) and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees (other than fees paid under the Management Agreement and salaries paid to employees) from any and all sources arising from or attributable to the Premises and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Premises or the Improvements, or rendering of services by Borrower or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (hereinafter collectively referred to as the “Rents”), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(e)  all proceeds of and any unearned premiums on any insurance policies covering the Property (in the case of a blanket policy of insurance, to the extent allocable to the Property), including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(f)   the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(g)  all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the “Intangibles”); and

(h)  and all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

Without limiting the generality of any of the foregoing, in the event that a case under the Bankruptcy Code is commenced by or against Borrower, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Security Instrument shall automatically extend to all Rents acquired by the Borrower after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

TO HAVE AND TO HOLD the above granted and described Property unto Trustee, as trustee for the benefit of Lender, to its successors in the trust created by this Security Instrument and to its or their respective assigns, forever, in trust, upon the terms and conditions set forth herein;

IN TRUST, WITH THE POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

AND Borrower represents and warrants to and covenants and agrees with Lender as follows:

PART I - GENERAL PROVISIONS.

1.    Payment of Debt and Incorporation of Covenants Conditions and Agreements. Borrower shall pay the Debt at the time and in the manner provided in the Loan Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Borrower (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for Condemnation shall be settled, held and applied in accordance with the Loan Agreement.

2.    Leases and Rents.

(a)  Borrower does hereby absolutely and unconditionally assign to Lender all of Borrower’s right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment shall not be construed to bind Lender to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Lender. Nevertheless, subject to the terms of this paragraph, Lender grants to Borrower a revocable license to operate and manage the Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the Clearing Account). Upon an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including all Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Lender enters upon or takes control of the Property. Borrower hereby grants and assigns to Lender the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Unless prohibited by applicable law, any Rents collected after the revocation of such license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

(b)  Borrower shall not enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 5.10 of the Loan Agreement.

3.    Use of Property. Except as provided in the Loan Agreement, (a) Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property; (b) if under applicable zoning provisions the use of the Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Lender; and (c) Borrower shall not (i) change the use of the Property, (ii) permit or suffer to occur any waste on or to the Property, or (iii) take any steps to convert the Property to a condominium or cooperative form of ownership.

4.    Transfer or Encumbrance of the Property.

(a)  Borrower acknowledges that (i) Lender has examined and relied on the creditworthiness and experience of the principals of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, (ii) Lender will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for the Debt, and (iii) Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property. Borrower shall not sell, convey, alienate, mortgage, grant, encumber, pledge or otherwise transfer the Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer or as otherwise expressly permitted under the Loan Documents.

(b)  Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Transfer in violation of this Paragraph 4. This provision shall apply to every sale, conveyance, alienation, granting, mortgage, encumbrance, pledge or transfer of the Property (and every other Transfer) regardless of whether voluntary or not. Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect. Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including reasonable attorneys’ fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any Permitted Transfer.

5.    Changes in Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. If Lender is advised by its counsel that the payment of such tax or interest and penalties by Borrower would be unlawful, taxable to Lender or unenforceable, or would provide the basis for a defense of usury, then Lender shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

6.    No Credits on Account of the Debt. Borrower shall not claim or demand or be entitled to any credit on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, and no deduction shall otherwise be made or claimed from the assessed value of the Property for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

7.    Further Acts, Etc. Borrower shall, at its sole cost, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, grantings, mortgages, assignments, notices of assignment, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument, or for filing, registering or recording this Security Instrument or for facilitating the sale and transfer of the Loan and the Loan Documents in connection with a Secondary Market Transaction as described in Section 9.1 of the Loan Agreement. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower shall, at its sole cost, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including such rights and remedies available to Lender pursuant to this paragraph. Notwithstanding anything to the contrary in the immediately preceding sentence, Lender shall not execute any document as attorney-in-fact of Borrower unless (x) Borrower shall have failed or refused to execute the same within five (5) Business Days after Lender’s request therefor, or (y) in Lender’s good faith determination it would be materially prejudiced by the delay involved in making such a request. Lender shall give prompt notice to Borrower of any exercise of the power of attorney as provided for in this Paragraph 7, along with copies of all documents executed in connection therewith.

8.    Recording of Security Instrument, Etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, shall cause this Security Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower shall pay all filing, registration and recording fees, all expenses incident to the preparation, execution and acknowledgment of and all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Security Instrument, any Security Instrument supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, except where prohibited by applicable law so to do. EXCEPT TO THE EXTENT THE FOLLOWING RELATE SOLELY TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE APPLICABLE INDEMNIFIED PARTY, Borrower shall hold harmless and indemnify Lender, Trustee and their respective successors and assigns, against any liability incurred by reason of the imposition of any tax on the making or recording of this Security Instrument.

9.    Right to Cure Defaults. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by this Security Instrument and the other Loan Documents and shall be due and payable to Lender upon demand.

10.  Remedies.

(a)  Upon the occurrence of any Event of Default, Lender or Trustee may take such action, without notice or demand, as Lender deems advisable to protect and enforce Lender’s and Trustee’s rights against Borrower and in and to the Property, by Lender itself, Trustee or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Trustee or Lender:

(i)         declare the entire Debt to be immediately due and payable;

(ii)        institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by applicable law, by advertisement, by action or otherwise, for the complete foreclosure of this Security Instrument, in which case the Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(iii)       with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien of this Security Instrument for the balance of the Debt not then due;

(iv)       sell for cash or upon credit the Property and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by applicable law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by applicable law;

(v)        institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

(vi)       recover judgment on the Note either before, during or after any proceeding for the enforcement of this Security Instrument;

(vii)      apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Borrower or of any person, firm or other entity liable for the payment of the Debt;

(viii)     enforce Lender’s interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and employees therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) unless prohibited by applicable law, apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, and its counsel, agents and employees;

(ix)  require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Borrower, and require Borrower to vacate and surrender possession of the Property to Lender or to such receiver, and, in default thereof, evict Borrower by summary proceedings or otherwise;

(x)   foreclose this Security Instrument in accordance with the laws of the State of Texas. The costs and expenses incurred by Lender in the exercise of any of the remedies provided in this Security Instrument shall be secured by this Security Instrument; or

(xi)  pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Borrower relating to the Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien on the remaining portion of the Property.

(b)  The proceeds of any sale made under or by virtue of this Paragraph 10, together with any other sums which then may be held by Lender under this Security Instrument, whether under the provisions of this paragraph or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper.

(c)  Lender may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

(d)  Upon the completion of any sale or sales pursuant hereto, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Any sale or sales made under or by virtue of this Paragraph 10, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Borrower.

(e)  Upon any sale made under or by virtue of this Paragraph 10, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument or any other Loan Document.

(f)   No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Security Instrument upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

(g)  Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 10 at any time before the conclusion thereof, as determined in Lender’s sole discretion and without prejudice to Lender.

(h)  Lender may resort to any remedies and the security given by this Security Instrument or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Lender’s sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document. The failure of Lender to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default, or Borrower’s liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Lender in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys’ fees and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender, with interest at the Default Rate for the period after notice from Lender, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Security Instrument.

(i)   The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including: (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

11.  Right of Entry. In addition to any other rights or remedies granted under this Security Instrument, Lender and its agents shall have the right to enter and inspect the Property at any reasonable time during the term of this Security Instrument. The cost of such inspections or audits shall be borne by Borrower should Lender determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Lender. The cost of such inspections, if not paid for by Borrower following demand, may be added to the principal balance of the sums due under the Note and this Security Instrument and shall bear interest thereafter until paid at the Default Rate.

12.  Security Agreement.

(a)  This Security Instrument is both a real property Security Instrument and a “security agreement” within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the UCC (such portion of the Property so subject to the UCC being called in this paragraph the “Collateral”). This Security Instrument shall also constitute a “fixture filing” for the purposes of the UCC and is to be filed for record in the real estate records where any part of the Property (including said fixtures) is situated. As such, this Security Instrument covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Security Instrument. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral, sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper. In the event of any change in name, identity or structure of Borrower, Borrower shall notify Lender thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Lender’s lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional UCC forms or continuation statements, Borrower shall, promptly after request, execute, file and record such UCC forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Borrower’s obligations under the Loan Documents. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements (be they unsigned or signed only by Lender, as secured party) in connection with the Collateral covered by this Security Instrument.

13.  Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its sole discretion, decides should be brought to protect its or their interest in the Property. Lender shall, at its option, be subrogated to the lien of any other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

14.  Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law. The lien of this Security Instrument shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Lender and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i) any acceptance by Lender of any other security for any portion of the Debt, (ii) any failure, neglect or omission on the part of Lender to realize upon or protect any portion of the Debt or any collateral security therefor or (iii) any release (except as to the property so released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Lender may foreclose, or exercise any other remedy available to Lender under any of the other Loan Documents without first exercising or enforcing any of its remedies under this Security Instrument, and any exercise of the rights and remedies of Lender hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of Lender’s rights and remedies thereunder.

15.  Notices. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.

16.  Inapplicable Provisions. If any term, covenant or condition of this Security Instrument is held to be invalid, illegal or unenforceable in any respect, this Security Instrument shall be construed without such invalid, illegal or unenforceable provision, and so construing the remaining provisions of this Security Instrument shall not be deemed to invalidate or render such remaining provisions hereof unenforceable, and to such ends the provisions hereof are deemed to be severable.

17.  Headings. The paragraph headings in this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

18.  Duplicate Originals. This Security Instrument may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

19.  Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form; and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of a fee interest in the Property or any part thereof,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the words “Property” shall include any portion of the Property and any interest therein, the words “include” and “including” shall be deemed to mean “including but not limited to” and the words “attorneys’ fees” shall include any and all attorneys’ fees, paralegal and law clerk fees, including fees at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property and Collateral and enforcing its rights hereunder.

20.  Homestead. Borrower hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part thereof.

21.  Assignments. Lender shall have the right to assign or transfer its rights under this Security Instrument in connection with any transfer of its interest in the Loan, or any portion thereof, in accordance with the Loan Agreement. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Security Instrument.

22.  Waiver of Jury Trial. BORROWER AND BY ITS FUNDING OF THE LOAN, LENDER, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECURITY INSTRUMENT OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

23.  Consents. Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender’s consent or approval in any like matter arising at a subsequent date, and the failure of Lender to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Lender be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Lender pursuant hereto shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Lender a venturer or partner with Borrower nor shall privity of contract be presumed to have been established with any such third party. If Lender deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Borrower shall reimburse Lender for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

24.  Loan Repayment and Defeasance. The lien of this Security Instrument shall be terminated, released and reconveyed of record by Lender prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

25.  Governing Law. This Security Instrument shall be governed by, and be construed in accordance with, the laws of the state in which the Property is located without regard to conflict of law provisions thereof.

26.  Exculpation. The liability of Borrower hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

27.  Substitution Of Trustee. Lender shall have, and is hereby granted by Borrower with warranty of further assurances, the irrevocable power to appoint one or more persons or entities as a substitute Trustee hereunder, to be exercised at any time hereafter without specifying any reason therefor, by filing for record in the office where this Security Instrument is recorded a deed of appointment. Said power of appointment of one or more successor Trustees may be exercised as often and whenever Lender deems it advisable. The exercise of said power of appointment, no matter how often, shall not be an exhaustion thereof. Upon the recordation of such deed of appointment, the Trustee so appointed shall thereupon, without any further act or deed of conveyance, become fully vested with identically the same title and estate in and to the Property and with all the rights, powers, trusts and duties of their, his, hers or its predecessor in the trust hereunder with like effect as if originally named as Trustee. Whenever in this Security Instrument reference is made to Trustee, it shall be construed to mean each person or entity appointed as Trustee for the time being, whether original or successors or successor in trust. All title, estate, rights, powers, trusts and duties hereunder given or appertaining to or devolving upon Trustee shall be in each of the persons or entities appointed as Trustee so that any action hereunder or purporting to be hereunder of any one of the persons or entities appointed as Trustee shall for all purposes be considered to be, and as effective as, the action of Trustee.

28.  The Trustee’s Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by the Trustee and the Trustee’s agents and counsel in connection with the performance by the Trustee of the Trustee’s duties hereunder and all costs, fees and expenses shall be secured by this Security Instrument.

29.  Certain Rights. With the approval of Lender, the Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the interpretation of the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of the Trustee, and the Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct the Trustee to take to protect or enforce Lender’s rights hereunder. The Trustee shall not be personally liable in case of entry by the Trustee, or anyone entering by virtue of the powers herein granted to the Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. The Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. The Trustee shall be entitled to reimbursement for actual expenses incurred by the Trustee in the performance of the Trustee’s duties hereunder and to reasonable compensation for such of the Trustee’s services hereunder as shall be rendered. IT BEING UNDERSTOOD AND AGREED BY BORROWER THAT TRUSTEE IS HEREBY RELEASED FOR ANY ERROR OF JUDGMENT OR ACT DONE BY THE TRUSTEE IN GOOD FAITH THAT CONSTITUTES SIMPLE NEGLIGENCE.

30.  Retention of Money. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and the Trustee shall be under no liability for interest on any moneys received by the Trustee hereunder.

31.  Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

32.  Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as the Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee’s place.

33.  Reliance of Trustee. As to all matters concerning the existence of defaults hereunder and the amount of indebtedness subject to the Note and secured hereby, as well as similar or related matters, the Trustee is hereby authorized by Borrower to rely conclusively upon, without further inquiry, the affidavit of any officer of Lender.

PART II - TEXAS PROVISIONS

1.    State Specific Provisions. The following provisions shall also constitute an integral part of this Security Instrument. Furthermore, in the event that any prior provisions set forth in Part I of this Security Instrument conflict with the following provisions of this Part II of this Security Instrument, the provisions of this Part II shall control and shall be deemed a modification of or amendment to the section or provision in Part I at issue.

2.    If Borrower shall well and truly pay, or cause to be paid, the Debt and does keep and perform each and every covenant, condition and stipulation herein and in the other Loan Documents contained, then these presents shall become null and void; otherwise to be and remain in full force and effect; but if an Event of Default shall occur and the Debt, shall, at the option of Lender, become at once due and payable, then, without limitation to any other rights or remedies of Lender contained herein, Trustee shall be and is hereby authorized and empowered, when requested so to do by Lender after such default, to sell the Property covered hereby at public auction to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. of the first Tuesday in any month, at the County Court House in the county in which the Property is situated (or, if the Property is located in more than one county, the sale may be made at the county courthouse in any county in which the Property is located), after complying with the statutes and procedures of the State of Texas governing such sales and after advertising the time, place, and terms of said sale and the Property to be sold and by posting or causing to be posted for at least twenty-one consecutive days prior to the date of said sale written or printed notice thereof at the courthouse door of the county in which the sale is to be made and if the Property is located in more than one county, one notice shall be posted at the courthouse door of each county in which the Property is located. In addition to such posting of notice, Lender shall at least twenty-one (21) days preceding the date of sale file a copy of such notice with the Clerk of each county in which the Property is located and shall serve written notice of the proposed sale by certified mail on Borrower and on each other debtor, if any, obligated to pay the Debt. Service of such notice shall be completed upon deposit of the notice enclosed in a postpaid wrapper, properly addressed to Borrower and such other debtors at their most recent address or addresses as shown by the records of Lender in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Borrower agrees that no notice of any sale other than as set out in this paragraph need be given by Trustee, Lender or any other person. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale. The Borrower does hereby authorize and empower said Trustee and each and all of his or its successors in this trust, to sell the Property, together, or in lots or parcels, as Trustee shall deem expedient, and to execute and deliver to the purchaser or purchasers of the Property good and sufficient deeds of conveyance thereof by fee simple title, with covenants of general warranty, and the title of such purchaser or purchasers, when so made by Trustee, Borrower binds itself to warrant and forever defend; and to receive the proceeds of said sale which shall be applied in accordance with the following order of priority: (i) Taxes and all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof; (ii) Insurance Premiums; (iii) Interest on the unpaid principal balance of the Note; (iv) Amortization of the unpaid principal balance of the

Note; (v) All other sums payable pursuant to the Note, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument.

3.    Lender may bid and become the purchaser of the Property at any such sale. The deed or deeds which shall be given by Trustee to the purchaser or purchasers at such sale shall be prima facie evidence of the truth of all the recitals therein as to default in the payment of the Debt, or of interest due thereon, or of the sums thereunder and hereunder due, the request to the Trustee to sell, the advertisement or posting of such sale, the proceedings at such sale, the facts, if any, authorizing a substitute Trustee to act in the Property, and everything necessary to the validity of such sale. Or upon any such default, at the option of Lender, this Security Instrument may be foreclosed according to law.

4.    Subject to the conditions hereinafter set forth, the Borrower specifically agrees that after any sale under this Security Instrument it shall be a mere tenant at sufferance of the purchaser of said property at Trustee’s sale and that the purchaser of said property shall be entitled to immediate possession thereof, and if the Borrower fails to vacate the Property immediately, the purchaser may, and shall have the right to, go into any justice court in the precinct or county in which any portion of the Property is located and file an action in forcible entry and detainer, which action shall lie against Borrower as tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise.

5.    It is agreed that in the event a foreclosure hereunder shall be commenced by Trustee advertising the Property for sale, Lender may, at any time before the sale of the Property by Trustee, direct Trustee to abandon the sale of the Property as advertised, and Lender may institute legal proceedings for a foreclosure under this Security Instrument, and such election on the part of Lender in directing Trustee to make such sale shall not constitute an election of remedies or preclude the prosecution of said foreclosure suit hereunder; and it is further agreed that if Lender should institute a suit for foreclosure the plaintiff in any such suit may dismiss such suit at any time before the entry of final judgment of foreclosure and require Trustee to advertise the Property and sell the same under the powers given Trustee herein, and the filing of such suit shall not constitute an election of remedies on the part of Lender, or preclude Lender from dismissing said suit and requiring the Trustee to sell the Property as authorized in this Security Instrument.

6.    In the case of death of the Trustee (or any of the persons comprising Trustee) or his refusal, failure or inability for any reason to make said sale or to perform said trusts, or in any event and at the option of Lender, Lender shall have the right and is hereby authorized and empowered to appoint in writing but without notice (notice of such appointment being hereby specifically waived by Borrower) and without specifying the reason therefor, a successor Trustee, as the substitute for the said Trustee, without other formality than the designation in writing of such substitution of Trustee, such authority hereby conferred shall extend to the appointment of other substitute trustees successively until the Debt has been paid in full. Each substitute Trustee shall thereupon succeed to all the estate, rights, powers and trusts hereinabove granted to or vested in the said Trustee. Such appointment may be executed by anyone acting in a representative capacity, including, without limitation, an attorney-in-fact of Lender, and such appointment shall be exclusively presumed to have been executed with appropriate authority.

7.    In the event any item, items, terms or provisions contained in this instrument are in conflict with the laws of the State of Texas, this instrument shall be affected only as to its application to such item, items, terms or provisions, and shall in all other respects remain in full force and effect. Notwithstanding any of the terms and conditions of this instrument and/or all other contracts and obligations executed in connection therewith, there shall never be paid or collected and Lender shall have no right to charge any sum or sums as interest as defined by the laws of Texas (after giving effect to the choice of law provisions contained herein and in the Note) which would cause the total interest (including that charged or stipulated for in this and all other contracts and obligations executed in connection herewith) on the actual principal sum or sums loaned or advanced to exceed the maximum rate allowed by law (after giving effect to the choice of law provisions contained herein and in the Note). It is hereby agreed that no interest in excess of the maximum rate allowed by law shall be charged, paid or received for the use or forbearance or detention of said actual principal sum or sums loaned or advanced. Further, nothing contained herein shall require Borrower to make any payment or do anything contrary to law, but if any clause or provision herein contained shall otherwise operate to invalidate this Security Instrument in whole or in part, then such clauses and provisions only shall be held to naught as though not herein contained and the remainder of this Security Instrument shall remain operative and in full force and effect.

8.    It is hereby agreed that Lender is hereby subrogated to all of the rights, liens, remedies, equities, superior title and benefits held, owned, possessed or enjoyed at any time by any owners or holders of indebtedness discharged from funds advanced under the Note. Borrower further agrees that if it becomes necessary for Lender to advance any sum greater than the maximum principal amount of the Debt (which advancement may be for taking up vendor’s or other liens, past due taxes, insurance premiums, liens for labor or materials, for procuring deeds or any other instruments to protect title of Borrower), it may do so and this Security Instrument shall secure such advancement which Borrower hereby agrees to pay upon demand.

9.    All costs and expenses incurred by Trustee in connection with the enforcement of its rights and remedies hereunder (including, but not limited, its reasonable attorneys’ fees and expenses) shall be paid for by Borrower upon demand of Trustee or Lender and shall constitute additional sums secured hereunder.

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IN WITNESS WHEREOF, Borrower has executed this instrument as of the day and year first written above.

BEHRINGER HARVARD TERRACE LP, a Delaware limited partnership

By:	Behringer Harvard Terrace GP, LLC, a Delaware
limited liability company, its general partner

By:
Gerald J. Reihsen, III, Secretary

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